News Release Wabtec Hosts 2022 Investor Day, Outlines Strategy for Long-Term Growth and Value Creation  Five-year financial targets include significant margin expansion, above market growth, double-digit EPS growth, and strong cash generation  Announces next phase of integration with target of $75 million to $90 million benefit  Disciplined capital allocation to maintain strong financial position and drive higher return on invested capital PITTSBURGH, March 9, 2022 – Wabtec Corporation (NYSE: WAB) is hosting its virtual 2022 Investor Day meeting today, beginning at 8 a.m. ET. During the event, Wabtec leadership will provide updates on the industry and the company’s five-year outlook, including its long-term growth strategy, margin expansion drivers, and capital allocation plans. Wabtec’s Investor Day meeting, along with the corresponding presentation, can be accessed on the Investor Relations tab at www.WabtecCorp.com. “Wabtec is uniquely positioned to drive strong shareholder returns as a result of our global installed base, strategic investments in innovative and sustainable technologies” said Rafael Santana, Wabtec’s President and CEO. “These competitive strengths, along with our commitment to margin expansion and robust cash generation, will drive significant value for our shareholders. Looking ahead, Wabtec is at the center of some of the industry’s most critical trends, including zero-emission transportation, automation, safety, and productivity. We are confident we have the strategic focus, experienced team, and financial position required to drive significant value creation for our employees and shareholders.” Five-Year Value Creation Framework  Mid-single digits core organic growth CAGR  Adjusted operating margin expansion of 250 to 300 basis points  Double-digit adjusted EPS growth CAGR  Strong cash flow generation of greater than 90 percent conversion driving disciplined capital deployment Integration 2.0 Wabtec announced today the next phase of its restructuring plans designed to further consolidate, streamline, and simplify Wabtec’s operations and systems. Wabtec expects expenses of $135 million to $165 million over the next three years to drive a targeted benefit savings of $75 million to $90 million. Exhibit 99.2

News Release About Wabtec Corporation Wabtec Corporation (NYSE: WAB) is focused on creating transportation solutions that move and improve the world. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 150 years and has a vision to achieve a zero-emission rail system in the U.S. and worldwide. Visit Wabtec’s website at: www.WabtecCorp.com. Information about Forward-Looking Statements This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, including the acquisition of GE Transportation (the “GE Transportation merger”) and Nordco, statements regarding Wabtec’s expectations about future sales and earnings, and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from acquisitions, including the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of acquisitions, including the GE Transportation merger, including as a result of integrating acquired targets into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, supply chain disruptions, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets, (14) the imposition of economic sanctions on Russia resulting from the invasion of Ukraine could lead to disruption,

News Release instability, and volatility in global markets and negatively impact our operations and financial performance; and (15) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Wabtec Investor Contact Kristine Kubacki, CFA / Kristine.Kubacki@wabtec.com / 412-450-2033 Wabtec Media Contact Deia Campanelli / Deia.Campanelli@wabtec.com / 773-297-0482